UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2020

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 E. Cary Street Suite 601

James Center Three

Richmond, VA, 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

A wholly owned subsidiary of Medalist Diversified REIT, Inc. (the “Company”), PMI Greensboro, LLC (“PMI”), each as borrowers, and Benefit Street Partners Realty Operating Partnership, L.P. (“Benefit Street”), as lender, previously entered into that certain Loan Agreement, dated as of November 3, 2017 (the “Loan Agreement”), in connection with the mortgage loan (the “Loan”) made in connection with the acquisition of the Hampton Inn hotel property located in Greensboro, NC (the “Property”), as previously disclosed. On November 9, 2020, the Company, PMI and BSPRT 2018-FL3 Issuer, LTD. (as successor in interest to Benefit Street, the “Lender”), entered into that certain First Amendment to the Loan Agreement (the “First Amendment”) whereby, among other things:

•	the principal of the Loan was reduced by $200,000;
•	the borrowers deposited additional interest reserves of $250,000;
•	the maturity date of the Loan was extended for 18 months to May 9, 2022 with a six month extension at the option of the borrowers; and
•	the interest rate floor was increased from 6.1% to 6.25%.

As consideration for the cash provided by the Company for the principal reduction payment, additional interest reserves, fees and other property-related costs, PMI agreed to transfer part of its tenant in common interest in the Property to the Company resulting in the Company’s tenant in common interest in the Property increasing from 75% to 78% and PMI’s tenant in common interest decreasing from 25% to 22% effective as of the date of the First Amendment.

The foregoing description of the First Amendment is qualified in its entirety by reference to the First Amendment, a copy of which are filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

Exhibit No.	Description

10.1	First Amendment to Loan Agreement, dated as of November 9, 2020, between MDR Greensboro, LLC, PMI Greensboro, LLC and BSPRT 2018-FL3 Issuer, LTD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: November 13, 2020	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary